UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2025

M-tron Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41391	46-0457994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MPTI	NYSE American
Warrants to Purchase Shares of Common Stock, Expiring on or before April 25, 2028	MPTI WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On November 4, 2025, M-tron Industries, Inc. ("Mtron" or the "Company") announced preliminary financial results for the three and nine months ended September 30, 2025. A copy of the press release containing this information is furnished as Exhibit 99.1 hereto and is incorporated by reference in this Item 2.02.

The preliminary financial results contained in the press release do not present all the information required for a complete understanding of Mtron's financial condition as of September 30, 2025 and its results of operations for the three and nine months ended September 30, 2025.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 7.01.	Regulation FD Disclosure

Management, including Mtron's Interim Chief Executive Officer, Cameron Pforr, will host a conference call with the investment community on Thursday November 13, 2025, to discuss the Company's third quarter 2025 results and to answer investor questions.

The call will begin at 10:30 am Eastern Time (U.S. and Canada) on Thursday November 13, 2025, and can be accessed using the dial-in details below:
Toll Free Dial-in Number:	(800) 715-9871
Toll Dial-in Number:	+1 (646) 307-1963
Conference ID:	5302531

Item 9.01.	Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

99.1	Press Release of M-tron Industries, Inc. dated November 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M-TRON INDUSTRIES, INC.
(Registrant)

Date: November 4, 2025	By:	/s/ Cameron Pforr
		Name:	Cameron Pforr
		Title:	Interim Chief Executive Officer